Exhibit 99.1

Independent Accountant’s Report

on Applying Agreed-Upon Procedures

United Auto Credit Corporation

1071 Camelback, Suite 100

Newport Beach, CA 92660

And

Wells Fargo Securities, LLC

550 South Tryon Street

Charlotte, NC 28202

And

J.P. Morgan Securities LLC

383 Madison Avenue, 8th Floor

New York, NY 10179

Ladies and Gentlemen:

We have performed the procedures enumerated below, which were agreed to by United Auto Credit Corporation, referred to herein as the “Company” or “Responsible Party,” J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, together with the Company, the “Specified Parties,” on certain records and transactions of the Company for the purpose of assisting the Specified Parties in comparing Specified Attributes to Source Documents as listed in Exhibit A in connection with the issuance of automobile receivable-backed notes issued by United Auto Credit Securitization Trust 2018-2 (the “Proposed Transaction”) in accordance with the Preliminary Offering Memorandum. The Company’s management is responsible for certain records and transactions of the Company for the purpose of assisting the Specified Parties in comparing Specified Attributes to Source Documents as listed in Exhibit A in connection with the Proposed Transaction. The sufficiency of these procedures is solely the responsibility of the parties specified in this report. Consequently, we make no representation regarding the sufficiency of the procedures enumerated below either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and associated findings are as follows:

Agreed-Upon Procedures and Findings

For the purpose of this report:

(i)	The computer-generated Loan Data File provided by the Company in a standard Microsoft Excel format containing information relating to the Proposed Transaction shall be herein referred to as the “Loan Data File”;

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(ii)	Certain data fields in the Loan Data File shall be herein referred to as “Specified Attributes”;

(iii)	The term “Automobile Loan Contract” or “Contract” means automobile installment sale contracts secured by new and used automobiles;

(iv)	The term “Automobile Loan Contract File” or “Contract File” means any file containing the installment sale contract, evidence of title and credit application;

(v)	The term “Obligor” means the borrower(s) stated on the installment sale contract; and

(vi)	The term “Customer Service Screen” refers to a screen image that United Auto Credit Corporation’s management represented as being information from its Contract accounting system, which includes the loan history and the attributes related to the Contracts.

On July 1, 2018, representatives of the Company provided us with a computer-generated Loan Data File containing, as represented to us by the Company, data as of June 30, 2018. The Loan Data File contained 16,703 individual customer loans, herein referred to as the “Underlying Assets,” which management indicated represent the population of the Underlying Assets in the Proposed Transaction. In accordance with the arrangement letter dated June 11, 2018, we selected a random sample from the Loan Data File of 101 individual customer loans and we were instructed by the Specified Parties to perform the agreed-upon procedures as outlined in the arrangement letter. From July 6, 2018, to July 10, 2018, the Company provided us with the Source Documents referenced in Exhibit A related to the respective 101 individual customer loans.

For the sample, we compared the Specified Attributes outlined in Exhibit A and as presented in the Loan Data File to the corresponding Source Documents outlined in Exhibit A. We noted the following exception in our comparison outlined above:

The first payment date on one installment sale contract, or 1.00 percent of 101 accounts selected, did not agree to the Loan Data File. The first payment date per the installment sale contract was May 6, 2018, whereas the first payment date per the Loan Data File was April 27, 2018. We reviewed the Customer Service Screen and noted that the “Start Date” agreed to the first payment date on the installment sale contract.

For the sample, we recalculated the remaining term based on the original term of the retail installment sale contract set forth in the Loan Data File and the number of payments made as set forth in the Loan Data File. We then compared our recalculation to the remaining term as set forth in the Loan Data File. We noted no exceptions in our comparison of the recalculations to the Loan Data File.

We also inspected the presence of, compared or verified the following on the sample of the 101 Underlying Assets:

•	Inspected the presence of a copy of a signed credit application, either hard copy printed from the Company’s document imaging system (Nautilus) and provided by the Company, or we observed an electronic copy via direct access to Nautilus.

•	Inspected the presence of a certificate of title (Title Document or equivalent as explained below) and noted that the Company was named as the Secured Party or lienholder. If the certificate of title was not available in the Contract File, we observed evidence of a perfected lien citing the Company as the Secured Party or lienholder. In instances where the certificate of title was not available and the note date was fewer than 180 days from the June 30, 2018, date, we observed evidence of a title application noting the Company as the Secured Party or lienholder.

•	Compared the name of the legal owner from the retail installment sale contract to the name on the vehicle title, if the vehicle title was present in the file. If the vehicle title was not present in the file, compared the name of the legal owner from the retail installment sale contract to the title application or equivalent, as explained above. It has been agreed to by the Specified Parties that there may be abbreviated names and differences due to name variations or misspelled names, which are not deemed findings unless otherwise noted.

•	In regards to attribute 12 on Exhibit A, there may be instances in which the obligor state on the installment sale contract does not agree to the Loan Data File due to the obligor subsequently moving residences to another state and the Company updating to the new address that is reflected in the Loan Data File. For these instances, we reviewed the Customer Service Screen showing the obligor request for address change that corresponds with the obligor state within the Loan Data File, noting no exceptions. It was agreed to by the Specified Parties that these instances will not be reported as findings.

We noted no exceptions in our procedures other than as noted above.

The Contract and Contract Files described above, including any information obtained from indicated systems and any other related documents used in support of the Specified Attributes, were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Receivable Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on Receivable Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain circumstances, our procedures were performed using data imaged facsimiles or photocopies of the Receivable Documents. In addition, we make no representations as to whether the Receivable Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding 101 Underlying Assets selected.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on certain records and transactions of the Company for the purpose of assisting the Specified Parties in comparing Specified Attributes to Source Documents as listed in Exhibit A in connection with the Proposed Transaction. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

Our agreed-upon procedures engagement was not conducted for the purpose of the following:

•	Addressing the completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Company, or any other party for the purposes of RSM US LLP performing the procedures agreed to by the Specified Parties. The procedures performed would not necessarily reveal any material misstatement of the amounts, ratios, percentages or other relationships in the information included in the data provided to us.

•	Addressing the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements.

•	Addressing the value of collateral securing any such assets being securitized.

•	Addressing the physical existence or ownership of the assets being securitized.

•	Addressing the compliance of the originator of the assets with federal, state, and local laws and regulations.

•	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

•	Addressing any other factor or characteristic of the assets that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions.

•	Forming any conclusions.

•	Addressing the fair value of the notes or any other disclosures relating to the notes being offered in the Proposed Transaction.

•	Substantiating your compliance with Rule 15Ga-2 of the Securities Exchange Act of 1934, including any legal interpretation as to the sufficiency of the procedures performed.

•	Any other terms or requirements of the transaction that do not appear in the report.

Accordingly, RSM US LLP should not be regarded as having in any way warranted or given assurance to the items noted above.

This report is intended solely for the information and use of Specified Parties, and is not intended to be, and should not be, used by anyone other than the Specified Parties, including investors and rating agencies, who are not identified as Specified Parties but who may have access to this report as required by law or regulation. If a party not previously outlined has obtained, or has access to, this report without having executed an agreement with RSM US LLP wherein such party accepts responsibility for the sufficiency of the procedures performed (such party is herein referred to as a “Non-Specified Party”), that Non-Specified Party cannot:

(i)	Rely upon this report, and any use of this report by that Non-Specified Party is its sole responsibility and at its sole and exclusive risk; or

(ii)	Acquire any rights or claims against RSM US LLP, and RSM US LLP assumes no duties or obligations to such Non-Specified Party.

The Non-Specified Party may not disclose or distribute this report or any of the report’s contents to any other party (including but not limited to electronic distribution and/or posting to a website pursuant to Rule 17G-5 of the Securities Exchange Act of 1934).

Los Angeles, California

July 16, 2018

Exhibit A—Specified Attributes and Source Documents
Number	Specified Attribute	Source Document(s)

1	Name of obligor	Retail installment sale contract, original certificate of title, title application, perfected lien

2	Contract identification number	Customer Service Screen in Contract Accounting System

3	Amount financed	Retail installment sale contract

4	Original Contract Term of amount financed	Retail installment sale contract

5	Monthly payment	Retail installment sale contract

6	Annual Percentage Rate (APR)	Retail installment sale contract

7	Asset type	Customer Service Screen in Contract Accounting System and Title Document

8	Manufacturer	Customer Service Screen in Contract Accounting System and Title Document

9	Vehicle model	Customer Service Screen in Contract Accounting System and Title Document

10	Vehicle new or used	Retail installment sale contract

11	Vehicle identification number	Customer Service Screen in Contract Accounting System and Title Document

12	Obligor state	Retail installment sale contract

13	First payment date	Retail installment sale contract

14	Dealer state	Retail installment sale contract